UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 20, 2020

                              ADVANTEGO CORPORATION
                              ---------------------
             (Exact name of Registrant as specified in its charter)

        Colorado                   0-23726                   84-1116515
  ---------------------        -------------------      ------------------------
(State or other jurisdiction  (Commission File No.)          (IRS Employer
     of incorporation)                                     Identification No.)

               3801 East Florida Ave., Suite 400, Denver, CO 80210
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (949) 627-8977

                               -------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class   Trading Symbol   Name of each exchange on which registered
-------------------   --------------   -----------------------------------------
       None                N/A                         N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.02 Termination of a Material Definitive Agreement

     The  Company's   largest  client  has   discontinued   purchasing   digital
controllers ("eLobby") on behalf of their independent network of car collision shops that were being supplied and supported starting in March of 2018.

     Having distributed approximately 1250 units to its national network of independent collision repair shops, there was also the anticipation of ongoing annual renewals for the product licensing rights. As such, it is not expected that any further renewals will be forthcoming.

     The Company has attempted to restructure an agreement to sell the products directly to the shops. There are no guarantees that can be achieved and therefore, no future revenue can be expected from these relationships. License renewals that were paid in April 2019 have now expired and would have otherwise been renewed beginning May 31, 2020. A small amount of revenue will be recognized in the coming months from old license renewals.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated May 20, 2020.                    ADVANTEGO CORPORATION


                                       By: /s/ Robert W. Ferguson__
                                           Robert W. Ferguson
                                           Chief Executive Officer